Exhibit 10.2

March 22, 2005

Mr. Horace T. Ardinger, Jr.
Ardinger Family Partnership, Ltd.
1990 Lakepointe Drive
Lewisville, TX 75057
Attention:    H.T. Ardinger, Jr.

Dear Mr. Ardinger:

     Referenced is made to that certain Revolving and Term Credit Facility dated as of October 15, 2003, between VIEWCAST.COM, INC., OSPREY TECHNOLOGIES, INC. AND VIDEOWARE, INC. (collectively, “Borrower”) and the ARDINGER FAMILY PARTNERSHIP, LTD. (“Lender”). Whereas, Borrower and Lender desire to amend the Revolving and Term Credit Facility effective as of March 23, 2004, it is agreed between the parties that:

1)	The Amended and Restated Promissory Note (Revolving Credit Note) shall be changed from $3,000,000 to $3,500,000 maximum principal amount,

2)	The Promissory Note schedule of principal payments commencement date shall be changed from December 31, 2004 to July 31, 2005, and

3)	The commencement of payments for Accrued Interest, as defined in the Loan and Security Agreement, shall be changed from December 31, 2004 to July 31, 2005.

     Please contact George Platt or me should you have any additional questions at 972-488-7285.

Best regards,

VIEWCAST.COM, INC.

By: Name: Title:	/s/ Laurie L. Latham Laurie L. Latham Chief Financial Officer

AGREED as of the date written above.

ARDINGER FAMILY PARTNERSHIP, LTD.

By: Name: Title:	/s/ H.T. Ardinger, Jr. H.T. Ardinger, Jr. General Partner

cc:    George C. Platt, Lance Ouellette, Bob Anderson